TENNESSEE TAX-FREE BOND FUND

(A PORTFOLIO OF THE PLANTERS FUNDS)

PROSPECTUS

The shares of Tennessee Tax-Free Bond Fund (the "Fund") offered by this prospectus represent interests in a non-diversified portfolio of securities which is an investment portfolio in The Planters Funds (the "Trust"), an open-end management investment company (a mutual fund).

The investment objective of the Fund is to provide current income exempt from federal income tax and personal income taxes imposed by the state of Tennessee and Tennessee municipalities. The Fund invests primarily in a portfolio of municipal securities which are exempt from federal income tax and personal income taxes imposed by the state of Tennessee and Tennessee municipalities ("Tennessee Municipal Securities"). These securities include those issued by or on behalf of the state of Tennessee and Tennessee municipalities as well as those issued by states, territories and possessions of the United States that are not issued by or on behalf of Tennessee and its political subdivisions, but which are exempt from Tennessee state income tax.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF UNION PLANTERS NATIONAL BANK, ARE NOT ENDORSED OR GUARANTEED BY UNION PLANTERS NATIONAL BANK, OR ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC"), THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

This prospectus contains the information you should read and know before you invest in the Fund. Keep this prospectus for future reference.

The Fund has also filed a Statement of Additional Information, dated September 30, 1997, with the Securities and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information free of charge, obtain other information, or make inquiries about the Fund by calling Union Planters Brokerage Services at 1-800-238-7125. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Trust is maintained electronically with the SEC at Internet Web site (http://www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY

IS A CRIMINAL OFFENSE.

Prospectus dated September 30, 1997

TABLE OF CONTENTS

 SUMMARY OF FUND EXPENSES                             1
 FINANCIAL HIGHLIGHTS                                 2
 GENERAL INFORMATION                                  3
 INVESTMENT INFORMATION                               3
  Investment Objective                                3
  Investment Policies                                 3
  Tennessee Municipal Securities                      6
  Investment Risks                                    6
  Non-Diversification                                 6
  Investment Limitations                              7
 THE PLANTERS FUNDS INFORMATION                       7
  Management of the Trust                             7
  Distribution of Fund Shares                         8
  Administration of the Fund                          8
 NET ASSET VALUE                                      9
 INVESTING IN THE FUND                                9

  Share Purchases                                     9
  Minimum Investment Required                         9
  What Shares Cost                                    9
  Reducing the Sales Charge                          10
 REDEEMING SHARES                                    11
  By Telephone                                       11
  By Mail                                            12
  Accounts with Low Balances                         13
 SHAREHOLDER INFORMATION                             13
  Voting Rights                                      13
  Massachusetts Partnership Law                      13
 EFFECT OF BANKING LAWS                              14
 TAX INFORMATION                                     14

  Federal Income Tax                                 14
  State of Tennessee Taxes                           14
  Other State and Local Taxes                        15
 PERFORMANCE INFORMATION                             15
 FINANCIAL STATEMENTS                                16
 INDEPENDENT ACCOUNTANTS' REPORT                     26
 ADDRESSES                                           27

SUMMARY OF FUND EXPENSES


                                        SHAREHOLDER TRANSACTION EXPENSES

 Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)               2.00%

 Maximum Sales Charge Imposed on Reinvested Dividends

         (as a percentage of offering price)                                                  None
 Contingent Deferred Sales Charge (as a percentage of original purchase

         price or redemption proceeds, as applicable)                                         None

 Redemption Fee (as a percentage of amount redeemed, if applicable)                           None

 Exchange Fee                                                                                 None

                                         ANNUAL FUND OPERATING EXPENSES
                                     (As a percentage of average net assets)

 Management Fee (after waiver)(1)                                                            0.00%
 12b-1 Fee                                                                                    None
 Other Expenses                                                                              1.10%

         Total Fund Operating Expenses(2)                                                    1.10%

(1) The management fee has been reduced to reflect the voluntary waiver by the investment adviser. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.75%.

(2) Total Fund Operating Expenses are anticipated to be 1.85% absent the voluntary waiver of the management fee (See (1) above).

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of the Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "The Planters Funds Information," and "Investing in the Fund." Wire-transferred redemptions of less than
$5,000 may be subject to additional fees.

 EXAMPLE                1 YEAR    3 YEARS   5 YEARS    10 YEARS
 You would pay the following expenses on a $1,000
 investment, assuming (1) 5% annual return and

 (2) redemption at the end of each time period                       $31       $54         $79      $151

THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

TENNESSEE TAX-FREE BOND FUND
(A PORTFOLIO OF THE PLANTERS FUNDS)

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Independent Accountants' Report on page 26.

                                                                                 YEAR ENDED JULY 31,
                                                                       1997        1996      1995      1994(A)

 NET ASSET VALUE, BEGINNING OF PERIOD                                 $10.54      $10.46    $10.22     $10.50
 INCOME FROM INVESTMENT OPERATIONS

  Net investment income                                                 0.45        0.50      0.51       0.44
  Net realized and unrealized gain (loss) on investments                0.38        0.07      0.24     (0.31)
  Total from investment operations                                      0.83        0.57      0.75       0.13
 LESS DISTRIBUTIONS

  Distributions from net investment income                            (0.46)      (0.49)    (0.51)     (0.41)
 NET ASSET VALUE, END OF PERIOD                                       $10.91      $10.54    $10.46     $10.22
 TOTAL RETURN(B)                                                       8.12%       5.57%     7.60%      1.19%
 RATIOS TO AVERAGE NET ASSETS

  Expenses                                                             1.10%       0.86%     0.61%     0.56%*
  Net investment income                                                4.23%       4.62%     4.93%     4.69%*
  Expense waiver/reimbursement(c)                                      0.75%       0.80%     0.95%     0.87%*
 SUPPLEMENTAL DATA

  Net assets, end of period (000 omitted)                            $25,849     $29,668   $35,888    $42,400
  Portfolio turnover                                                     11%          0%        3%        30%

* Computed on an annualized basis.

(a) Reflects operations for the period from August 30, 1993 (date of initial public investment) to July 31, 1994. For the period from August 5, 1993 (start of business) to August 29, 1993, all income was distributed to the administrator.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

GENERAL INFORMATION

The Trust was established as a Massachusetts business trust under a Declaration of Trust dated May 14, 1993. The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. With respect to this Fund, as of the date of this prospectus, the Board of Trustees ("Trustees") has not established separate classes of shares.

Shares of the Fund are designed for customers of financial institutions such as broker/dealers, banks, fiduciaries, and investment advisers as a convenient means of accumulating an interest in a professionally managed, non-diversified portfolio investing primarily in Tennessee Municipal Securities. A minimum initial investment of $1,000 is required. The Fund is not likely to be a suitable investment for non-Tennessee taxpayers or retirement plans since the Fund invests in Tennessee Municipal Securities.

Except as otherwise noted in this prospectus, shares of the Fund are sold at net asset value plus a sales charge and are redeemed at net asset value.

INVESTMENT INFORMATION

INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide current income exempt from federal income tax and personal income taxes imposed by the state of Tennessee and Tennessee municipalities. The investment objective cannot be changed without approval of shareholders of a majority of the Fund's shares. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this prospectus.

Interest income of the Fund that is exempt from the income tax described above retains its exempt status when distributed to the Fund's shareholders. However, income distributed by the Fund may not necessarily be exempt from state or municipal taxes in states other than Tennessee.

INVESTMENT POLICIES

The Fund pursues its investment objective by investing primarily in a portfolio of Tennessee Municipal Securities. As a matter of investment policy, which may not be changed without shareholder approval, under normal market conditions at least 80% of the Fund's income will be exempt from federal income tax (including alternative minimum tax) and personal income tax imposed by the state of Tennessee and Tennessee municipalities. Unless indicated otherwise, the other investment policies of the Fund described below may be changed by the Trustees without approval of shareholders. Shareholders will be notified before any material changes in these policies become effective.

ACCEPTABLE INVESTMENTS. The Tennessee Municipal Securities in which the Fund invests are:

* obligations issued by or on behalf of the state of Tennessee, its political subdivisions, or agencies;

* debt obligations of any state, territory, or possession of the United States, including the District of Columbia or any political subdivision of any of these; and

* participation interests, as described below, in any of the above obligations, the interest from which is, in the opinion of bond counsel for the issuers or in the opinion of officers of the Fund and/or the investment adviser to the Fund, exempt from both federal income tax and the personal income taxes imposed by the state of Tennessee and Tennessee municipalities.

CHARACTERISTICS. The Tennessee Municipal Securities in which the Fund invests are rated "investment grade," i.e., Baa or above by Moody's Investors Service, Inc. ("Moody's") or BBB or above by Standard & Poor's Ratings Group ("S&P") or Fitch Investors Service, Inc. ("Fitch"). A description of the rating categories is contained in the Appendix to the Statement of Additional Information. In certain cases, the Fund's adviser may choose bonds that are unrated if it judges the bonds to be of comparable quality to one of the foregoing rating categories. Bonds rated "BBB" by S&P or "Baa" by Moody's have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to weakened capacity to make principal and interest payments than higher rated bonds. The prices of fixed income securities fluctuate inversely to the direction of interest rates. If the Fund purchases an investment grade bond, and the rating of such bond is subsequently downgraded so that the bond is no longer classified as investment grade, the Fund is not required to sell the bond, but will consider whether such action is appropriate. As a matter of investment policy, under normal market conditions, the Fund will invest at least 65% of its assets in bonds.

PARTICIPATION INTERESTS. The Fund may purchase participation interests in Tennessee Municipal Securities from financial institutions such as commercial banks, savings associations and insurance companies. These participation interests may take the form of participations, beneficial interests in a trust, partnership interests or any other form of indirect ownership that allows the Fund to treat the income from the investment as exempt from federal income tax. The financial institutions from which the Fund purchases participation interests frequently provide or secure irrevocable letters of credit or guarantees to assure that the participation interests are of high quality.

VARIABLE RATE MUNICIPAL SECURITIES. Some of the Tennessee Municipal Securities which the Fund purchases may have variable interest rates. Variable interest rates are ordinarily based on a published interest rate or interest rate index. Many variable rate municipal securities are subject to payment of principal on demand by the Fund in not more than seven days. All variable rate municipal securities will meet the quality standards for the Fund. The Fund's adviser has been instructed by the Trustees to monitor the pricing, quality, and liquidity of the variable rate municipal securities, including participation interests held by the Fund, on the basis of published financial information and reports of the rating agencies and other analytical services.

MUNICIPAL LEASES. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities and may be considered to be illiquid. They may take the form of a lease, an installment purchase contract, a conditional sales contract or a participation certificate on any of the above. The lease payments and other rights under the lease provide for and secure the payments on the certificates. Lease obligations may be limited by municipal charter or the nature of the appropriation for the lease. In particular, lease obligations may be subject to periodic appropriation. If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments. Furthermore, a lease may provide that the certificate trustee cannot accelerate lease obligations upon default. The trustee would only be able to enforce lease payments as they become due. In the event of a default or failure of appropriation, it is unlikely that the trustee would be able to obtain an acceptable substitute source of payment.

If the Fund purchases unrated municipal leases, the Trustees will be responsible for determining on an ongoing basis, the credit quality of such leases and the likelihood that a lease will not be canceled.

RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies but which are subject to restriction upon resale under federal securities laws. To the extent these securities are deemed to be illiquid, the Fund will limit its purchases, together with other securities considered to be illiquid, to 15% of its net assets.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES. The Fund may invest in the securities of other investment companies, but it will not own more than 3% of the total outstanding voting stock of any investment company, invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in investment companies in general. The Fund will invest in other investment companies primarily for the purpose of investing short-term cash which has not yet been invested in other portfolio instruments. The adviser will waive its investment advisory fee on assets invested in securities of open-end investment companies.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Accordingly, the Fund may pay more/less than the market value of the securities on the settlement date.

The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

TEMPORARY INVESTMENTS. The Fund normally invests its assets so that at least 80% of its annual interest income is exempt from federal income tax and the personal income taxes imposed by the state of Tennessee and Tennessee municipalities and at least 65% of the value of its total assets will be invested in bonds. From time to time, during periods of other than normal market conditions, the Fund may invest in short-term tax exempt or taxable temporary investments. These temporary investments include: notes issued by or on behalf of municipal or corporate issuers; obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities; other debt securities; commercial paper; certificates of deposit of banks; and repurchase agreements (arrangements in which the organization selling the Fund a bond or temporary investment agrees at the time of sale to repurchase it at a mutually agreed upon time and price).

The adviser will limit temporary investments to those rated within the investment grade categories described under "Acceptable
Investments--Characteristics" (if rated) or of comparable quality (if unrated).

Although the Fund is permitted to make taxable, temporary investments, there is no current intention of generating income subject to federal income tax or personal income taxes imposed by the state of Tennessee or Tennessee municipalities.

TENNESSEE MUNICIPAL SECURITIES

Tennessee Municipal Securities are generally issued to finance public works, such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, streets, and water and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses, and to make loans to other public institutions and facilities.

Tennessee Municipal Securities include industrial development bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

The two principal classifications of municipal securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. However, interest on and principal of revenue bonds are payable only from the revenue generated by the facility financed by the bond or other specified sources of revenue. Revenue bonds do not represent a pledge of credit or create any debt of or charge against the general revenues of a municipality or public authority. Industrial development bonds are typically classified as revenue bonds.

INVESTMENT RISKS

Yields on municipal securities depend on a variety of factors, including: the general conditions of the short-term municipal bond market and the municipal bond market; the size and maturity of the particular offering; and the rating of the issue. Further, any adverse economic conditions or developments affecting the issuer or its municipalities could impact the Fund's portfolio. The ability of the Fund to achieve its investment objective also depends on the continuing ability of the issuers of Tennessee Municipal Securities and participation interests, or the credit enhancers of either, to meet their obligations for the payment of interest and principal when due. See the Fund's Statement of Additional Information for a discussion of the state's economy.

Investing in municipal securities which meet the Fund's quality standards may not be possible if the issuer or its municipalities do not maintain their current credit ratings. In addition, certain constitutional amendments, legislative measures, executive orders, administrative regulations, and voter initiatives could result in adverse consequences affecting municipal securities.

NON-DIVERSIFICATION

The Fund is a non-diversified investment portfolio. As such, there is no limit on the percentage of assets which can be invested in any single issuer. An investment in the Fund, therefore, will entail greater risk than investment in a diversified portfolio of securities because the higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Fund's portfolio. Any economic, political, or regulatory developments affecting the value of the securities in the Fund's portfolio will have a greater impact on the total value of the portfolio than would be the case if the portfolio were diversified among more issuers.

The Fund intends to comply with Subchapter M of the Internal Revenue Code, as amended. This undertaking requires that at the end of each quarter of the taxable year: (a) with regard to at least 50% of the Fund's total assets, no more than 5% of its total assets are invested in the securities of a single issuer; and (b) no more than 25% of its total assets are invested in the securities of a single issuer.

INVESTMENT LIMITATIONS

The Fund will not borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a portfolio instrument for a percentage of its cash value with an agreement to buy it back on a set date) or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge assets as necessary to secure such borrowings.

The above investment limitations cannot be changed without shareholder approval.

THE PLANTERS FUNDS INFORMATION

MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES. The Trust is managed by a Board of Trustees. The Trustees are responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.

INVESTMENT ADVISER. Pursuant to an investment advisory contract with the Trust, investment decisions for the Fund are made by Union Planters National Bank ("Union Planters" or the "adviser"), the Fund's investment adviser, subject to direction by the Trustees. The adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the assets of the Fund.

From time to time, to the extent consistent with the objective, policies and restrictions of the Fund, the Fund may invest in securities of issuers with which the adviser has a lending relationship.

ADVISORY FEES. The adviser receives an investment advisory fee at an annual rate equal to 0.75% of the Fund's average daily net assets. The fee paid by the Fund, while higher than the advisory fees paid by other mutual funds in general, is comparable to fees paid by other mutual funds with similar objectives and policies. The adviser may voluntarily choose to waive a portion of its fee or reimburse the Fund for certain other expenses, but reserves the right to terminate such waiver or reimbursement at any time at its sole discretion.

ADVISER'S BACKGROUND. Founded in 1869, Union Planters, a national banking association, is a wholly-owned subsidiary of Union Planters Corporation (the "Corporation") a multi-bank holding company headquartered in Memphis, Tennessee. Union Planters is a commercial bank offering a wide range of banking services to its customers. The adviser has been managing trust assets for over 80 years. As of December 31, 1996, the Trust Group of Union Planters had approximately $4.6 billion under administration, of which it had investment discretion over approximately $1 billion. The adviser has served as adviser to the Fund since its inception.

As part of its regular banking operations, Union Planters may make loans to public companies. Thus, it may be possible, from time to time, for the Fund to hold or acquire the securities of issuers which are also lending clients of Union Planters. The lending relationship will not be a factor in the selection of securities.

PORTFOLIO MANAGER. The following individual is primarily responsible for the day-to-day management of the Fund's portfolio:

James Plunkett, Senior Vice President in the Funds Management Division of Union Planters National Bank, has been the Fund's portfolio Manager since February 1997. Prior to joining Union Planters, Mr. Plunkett was Senior Vice President in the Funds Management Division of Sunburst Bank, Mississippi. Before that, he was an institutional financial consultant with Merrill Lynch, Pierce, Fenner & Smith Incorporated.

DISTRIBUTION OF FUND SHARES

Federated Securities Corp. is the principal distributor for shares of the Fund. Federated Securities Corp. is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of

Federated Investors.

PAYMENTS TO FINANCIAL INSTITUTIONS. The distributor, the adviser, or their affiliates may offer to pay a fee from their own assets to financial institutions as financial assistance for providing substantial marketing and sales support. The support may include initiating customer accounts, providing sales literature, or participating in sales, educational and training seminars (including those held at recreational facilities). Such assistance will be predicated upon the amount of shares the financial institution sells or may sell and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the adviser or its affiliates.

The Glass-Steagall Act prohibits a depository institution (such as a commercial bank or a savings association) from being an underwriter or distributor of most securities. In the event the Glass-Steagall Act is deemed to prohibit depository institutions from acting in the administrative capacities described above or should Congress relax current restrictions on depository institutions the Trustees will consider appropriate changes in the services.

ADMINISTRATION OF THE FUND

ADMINISTRATIVE SERVICES. Federated Services Company, Pittsburgh, Pennsylvania, a subsidiary of Federated Investors, provides the Fund with certain administrative personnel and services necessary to operate the Fund, such as legal and accounting services. Federated Services Company provides these at an annual rate as specified below:

MAXIMUM               AVERAGE AGGREGATE
  FEE                 DAILY NET ASSETS

0.150%           on the first $250 million
0.125%           on the next $250 million
0.100%           on the next $250 million
0.075%     on assets in excess of $750 million

The administrative fee received during any fiscal year shall be at least $120,000 per Fund. Federated Services Company may voluntarily choose to waive a portion of its fee.

NET ASSET VALUE

The Fund's net asset value per share fluctuates. It is determined by dividing the sum of the market value of all securities and all other assets, less liabilities, by the number of shares outstanding.

INVESTING IN THE FUND

SHARE PURCHASES

Shares are sold on days on which the New York Stock Exchange and Federal Reserve Wire System are open for business. An individual investor can purchase shares of the Fund by telephoning Union Planters Brokerage Services at 1-800-238-7125 or by calling his financial institution (such as a bank or an investment dealer). Orders through a financial institution are considered received when the Fund is notified of the purchase order. Purchase orders through a registered broker/dealer must be received by the broker before 4:00 p.m. (Eastern time) and must be transmitted by the broker to the Fund before 5:00 p.m. (Eastern time) in order for shares to be purchased at that day's price. Purchase orders through other financial institutions must be received by the financial institution and transmitted to the Fund before 4:00 p.m. (Eastern time) in order for shares to be purchased at that day's price. It is the financial institution's responsibility to transmit orders promptly.

Texas residents must purchase shares of the Fund through Federated Securities Corp. at 1-800-618-8573. In connection with the sale of shares, the distributor may, from time to time, offer certain items of nominal value to any shareholder or investor. The Fund reserves the right to reject any purchase request.

Payment may be made by either check or federal funds. Payments should be made to your financial institution, broker/dealer, Union Planters Brokerage Service or Federated Securities Corp., as appropriate. It is the Fund's policy to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds before shareholders begin to earn dividends.

MINIMUM INVESTMENT REQUIRED

The minimum initial investment in the Fund is $1,000. Subsequent investments must be in amounts of at least $100.

WHAT SHARES COST

Shares of the Fund are sold at their net asset value next determined after an order is received plus a sales charge as follows:


                                         SALES CHARGE AS A      SALES CHARGE AS A
                                           PERCENTAGE OF        PERCENTAGE OF NET

 AMOUNT OF TRANSACTION                 PUBLIC OFFERING PRICE     AMOUNT INVESTED

 Less than $250,000                           2.00%                   2.04%
 $250,000 but less than $500,000              1.50%                   1.52%
 $500,000 but less than $1,000,000            1.00%                   1.01%
 $1,000,000 or more                           0.00%                      --

The net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on: (i) days on which there are not sufficient changes in the value of the Fund's portfolio securities that its net asset value might be materially affected; (ii) days during which no shares are tendered for redemption and no orders to purchase shares are received; and (iii) the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day.

PURCHASES AT NET ASSET VALUE. Shares of the Fund may be purchased at net asset value, without a sales charge, by Trust customers of Union Planters and employees and retired employees of Union Planters and its affiliates and their spouses and children under 21.

No sales charge is imposed for shares purchased through bank trust departments, investment advisers registered under the Investment Advisers Act of 1940, as amended, insurance companies and credit unions. However, investors who purchase shares through a trust department or investment adviser may be charged an additional service fee by that institution.

DEALER CONCESSIONS. For sales of shares of the Fund, a dealer will normally receive up to 85% of the applicable sales charge. Any portion of the sales charge which is not paid to a dealer will be retained by the distributor. However, the distributor, in its sole discretion, may uniformly offer to pay to all dealers selling shares of the Fund, all or a portion of the sales charge it normally retains. If accepted by the dealer, such additional payments will be predicated upon the amount of Fund shares sold.

The sales charge for shares sold other than through registered broker/dealers will be retained by the distributor. The distributor may pay fees to banks out of the sales charge in exchange for sales and/or administrative services performed on behalf of the bank's customers including the initiation of customer accounts and purchases of shares.

REDUCING THE SALES CHARGE

The sales charge can be reduced on the purchase of shares of the Fund through:

* quantity discounts and accumulated purchases;

* signing a 13-month letter of intent; or

* using the reinvestment privilege.

QUANTITY DISCOUNTS AND ACCUMULATED PURCHASES. As shown in the table under "What Shares Cost," larger purchases reduce the sales charge paid. The Fund will combine purchases of shares made on the same day by the investor, his spouse, and his children under age 21 when it calculates the sales charge.

If an additional purchase of shares is made, the Fund will consider the previous purchases still invested in the Fund. For example, if a shareholder already owns shares having a current value at the public offering price of $240,000 and purchases $10,000 more at the current public offering price, the sales charge on the additional purchase according to the schedule now in effect would be 1.50%, not 2.00%.

To receive the sales charge reduction, Federated Securities Corp. must be notified by the shareholder in writing or by the shareholder's financial institution at the time the purchase is made that shares are already owned or that purchases are being combined. The Fund will reduce the sales charge after it confirms the purchases.

LETTER OF INTENT. If a shareholder intends to purchase at least $100,000 of shares in the Fund over the next 13 months, the sales charge may be reduced by signing a letter of intent to that effect. This letter of intent includes a provision for a sales charge adjustment depending on the amount actually purchased within the 13-month period and a provision for the custodian to hold up to 2.00% of the total amount intended to be purchased in escrow (in shares) until such purchase is completed.

The amount held in escrow will be applied to the shareholder's account at the end of the 13-month period unless the amount specified in the letter of intent is not purchased. In this event, an appropriate number of escrowed shares may be redeemed in order to realize the difference in the sales charge.

This letter of intent will not obligate the shareholder to purchase shares, but if he does, each purchase during the period will be at the sales charge applicable to the total amount intended to be purchased. This letter may be dated as of a prior date to include any purchases made within the past 90 days towards the dollar fulfillment of the letter of intent. Prior trade prices will not be adjusted.

REINVESTMENT PRIVILEGE. If shares in the Fund have been redeemed, the shareholder has a one-time right, within 30 days, to reinvest the redemption proceeds at the next-determined net asset value without any sales charge. Federated Securities Corp. must be notified by the shareholder in writing or by the shareholder's financial institution of the reinvestment in order to eliminate a sales charge. If the shareholder redeems shares in the Fund, there may be tax consequences, and exercise of the reinvestment privilege may result in additional tax considerations. Shareholders contemplating such transactions should consult their own tax advisers.

CERTIFICATES AND CONFIRMATIONS. As transfer agent for the Fund, Federated Shareholder Services Company maintains a share account for each shareholder of record. Share certificates are not issued unless requested by contacting your financial institution, broker/dealer, Union Planters Brokerage Services or Federated Securities Corp., as appropriate. Detailed statements that include account balances, information on each purchase or redemption, and a report of dividends are sent to each shareholder.

DIVIDENDS AND DISTRIBUTIONS. Dividends are declared and paid monthly to all shareholders invested in the Fund on the record date.

Dividends are declared just prior to determining net asset value. Capital gains realized by the Fund, if any, will be distributed at least once every 12 months. Dividends and capital gains will be reinvested in additional shares on payment dates at the ex-dividend date's net asset value without a sales charge, unless cash payments are requested by writing to your financial institution, broker/dealer, Union Planters Brokerage Services or Federated Securities Corp., as appropriate.

REDEEMING SHARES

The Fund redeems shares at their net asset value next determined after the Fund receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Telephone or written requests for redemption must be received in proper form.

BY TELEPHONE

A shareholder may redeem shares by calling his financial institution (such as a bank or an investment dealer) to request the redemption. Shares will be redeemed at the net asset value next determined after the Fund receives the redemption request from the financial institution. Redemption requests through a registered broker/dealer must be received by the broker before 4:00 p.m. (Eastern time) and must be transmitted by the broker to the Fund before 5:00 p.m. (Eastern time) in order for shares to be redeemed at that day's net asset value. Redemption requests through other financial institutions must be received by the financial institution and transmitted to the Fund before 4:00 p.m. (Eastern time) in order for shares to be redeemed at that day's net asset value. The financial institution is responsible for promptly submitting redemption requests and providing proper written redemption instructions to the Fund. The financial institution may charge customary fees and commissions for this service.

For orders received before 4:00 p.m. (Eastern time), proceeds will normally be wired the next day to the shareholder's account as instructed on the shareholder's authorization form or a check will be sent to the address of record. Proceeds delivered in the form of a check will be sent within seven days after a proper request for redemption has been received, provided Federated Shareholder Services Company has received the purchase price for the shares from the shareholder. Before a financial institution may request redemption by telephone on behalf of a shareholder, an authorization form permitting the Fund to accept redemption requests by telephone must be completed.

Telephone redemption instructions may be recorded. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If such a case should occur, it is recommended that a redemption request be made in writing and be hand delivered or sent by overnight mail to Federated
Securities Corp. If, at any time, the Fund should determine it necessary to terminate or modify this method of redemption, shareholders would be promptly notified.

BY MAIL

Shareholders may redeem shares by sending a written request to Federated Securities Corp., as appropriate. The written request should include the shareholder's name, the Fund name, the account number, and the share or dollar amount requested. If share certificates have been issued, they must be properly endorsed and should be sent by registered or certified mail with the written request. Shareholders should call Federated Securities Corp. at 1-800-618-8573 for assistance in redeeming by mail.

SIGNATURES. Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund, or a redemption payable other than to the shareholder of record, must have signatures on written redemption requests guaranteed by:

* a trust company or commercial bank whose deposits are insured by the Bank Insurance Fund, which is administered by the FDIC;

* a member of the New York, American, Boston, Midwest, or Pacific Stock
Exchange;

* a savings bank or savings association whose deposits are insured by the Savings Association Insurance Fund, which is administered by the FDIC; or

* any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934.

The Fund does not accept signatures guaranteed by a notary public.

The Fund and its transfer agent have adopted standards for accepting signature guarantees from the above institutions. The Fund may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. The Fund and its transfer agent reserve the right to amend these standards at any time without notice.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Fund may redeem shares in any account and pay the proceeds to the shareholder if the account balance falls below the required minimum of $1,000 due to shareholder redemptions.

Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.

SHAREHOLDER INFORMATION

VOTING RIGHTS

Each share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. As of September 2, 1997, Union Planters Bank, Memphis, Tennessee, acting in various capacities for numerous accounts, was the owner of record of approximately 2,132,207 shares (90.18%) of the Fund, and therefore, may, for certain purposes, be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders.

As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's or the Fund's operation and for the election of Trustees under certain circumstances. Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting of the shareholders for this purpose shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares of all series in the Trust entitled to vote.

MASSACHUSETTS PARTNERSHIP LAW

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for acts or obligations of the Trust on behalf of the Fund. To protect shareholders of the Fund, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of shareholders of the Fund for such acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument that the Trust or its Trustees enter into or sign on behalf of the Fund.

In the unlikely event that a shareholder of the Fund is held personally liable for the Trust's obligations on behalf of the Fund, the Trust is required to use the property of the Fund to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder of the Fund for any act or obligation of the Trust on behalf of the Fund. Therefore, financial loss resulting from liability as a shareholder of the Fund will occur only if the Trust cannot meet its obligations to indemnify shareholders and pay judgments against them from the assets of the Fund.

EFFECT OF BANKING LAWS

The Glass-Steagall Act and other banking laws and regulations presently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, and from issuing, underwriting, selling or distributing securities in general. Such laws and regulations do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of their customers. The Fund's adviser, Union Planters, is subject to such banking laws and regulations.

Union Planters believes that it may perform the investment advisory services for the Fund contemplated by its advisory agreement with the Trust without violating the Glass-Steagall Act or other applicable banking laws or regulations. Changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present or future statutes and regulations, could prevent Union Planters from continuing to perform all or a part of the above services for its customers and/or the Fund. In such event, changes in the operation of a Fund may occur, including the possible alteration or termination of any automatic or other Fund share investment or redemption services then being provided by Union Planters, and the Trustees would consider alternative investment advisers and other means of continuing available investment services. It is not expected that the Fund's existing shareholders would suffer any adverse financial consequences (if another adviser with equivalent abilities to Union Planters is found) as a result of any of these occurrences.

TAX INFORMATION

FEDERAL INCOME TAX

The Fund expects to pay no federal income tax because it expects to meet requirements of the Internal Revenue Code, as amended ("the
Code"), applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.

Dividends of the Fund representing net interest income earned on some temporary investments and any realized net short-term gains are taxed as ordinary income. Distributions representing net long-term capital gains realized by the Fund, if any, will be taxable as long-term capital gains regardless of the length of time shareholders have held their shares.

These tax consequences apply whether dividends are received in cash or as additional shares. Information on the tax status of dividends and distributions is provided annually.

STATE OF TENNESSEE TAXES

Under existing Tennessee law, shareholders of the Fund will not be subject to Tennessee personal income taxes on Fund dividends to the extent that such dividends represent "exempt-interest dividends" as defined in the Code, which are directly attributable to (i) interest on obligations of the state of Tennessee or any of its political subdivisions; or (ii) interest on certain obligations of the United States, or any agency or instrumentality thereof.

To the extent that distributions by the Fund are derived from capital gains on such obligations, or from dividends or capital gains on other types of obligations, such distributions will be subject to Tennessee income taxes.

OTHER STATE AND LOCAL TAXES

Income from the Fund is not necessarily free from state income taxes in states other than Tennessee or from personal property taxes. State laws differ on this issue, and shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

PERFORMANCE INFORMATION

From time to time the Fund advertises total return, yield, and tax-equivalent yield. Total return represents the change, over a specified period of time, in the value of an investment in shares after reinvesting all income and capital gains distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

The yield of the Fund is calculated by dividing the net investment income per share (as defined by the SEC) earned by the Fund over a thirty-day period by the maximum offering price per share of the Fund on the last day of the period. This number is then annualized using semi-annual compounding. The tax-equivalent yield of the Fund is calculated similarly to the yield, but is adjusted to reflect the taxable yield that the Fund would have had to earn to equal its actual yield, assuming a specific tax rate. The yield and the tax-equivalent yield do not necessarily reflect income actually earned by the Fund and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

The performance information reflects the effect of the sales charge, which, if excluded, would increase the total return, yield, and tax-equivalent yield.

From time to time, advertisements for the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's performance to certain indices.

TENNESSEE TAX-FREE BOND FUND
(A PORTFOLIO OF THE PLANTERS FUNDS)

PORTFOLIO OF INVESTMENTS

JULY 31, 1997


    PRINCIPAL                                                                                      CREDIT
      AMOUNT                                                                                       RATING*      VALUE

 LONG-TERM MUNICIPAL NOTES--96.6%

                 TENNESSEE--96.6%

 $       215,000 Chattanooga-Hamilton County, TN Hospital Authority,
                 Refunding Revenue Bonds, 5.50% (Erlanger Medical Center)/

                 (FSA Insured)/ (Original Issue Yield: 5.60%), 10/1/2006                              AAA  $       231,492
       1,000,000 Chattanooga-Hamilton County, TN Hospital Authority,
                 Refunding Revenue Bonds, 5.50% (Erlanger Medical Center)/

                 (FSA Insured)/(Original Issue Yield: 5.85%), 10/1/2013                               AAA        1,033,790
       1,000,000 Clarksville, TN, Electric System Refunding Revenue Bonds,
                 5.125%, 9/1/2011                                                                     NR         1,006,200
         500,000 Clarksville, TN, Water Sewer & Gas Refunding Revenue Bonds,
                 6.125% (MBIA Insured)/ (Original Issue Yield: 6.15%), 2/1/2007                       AAA          540,950
         500,000 Clarksville, TN, Water Sewer & Gas Refunding Revenue Bonds,
                 6.125% (MBIA Insured)/ (Original Issue Yield: 6.328%), 2/1/2012                      AAA          533,140
         600,000 Germantown, TN, GO UT Refunding Bonds, 4.10%, 1/1/2000                               AAA          605,208
         600,000 Germantown, TN, GO UT, 4.20%, 1/1/2001                                               AAA          607,992
         250,000 Jackson, TN Health Educational & Housing Facilities Board,
                 Hospital Revenue Bonds, 5.90% (Jackson-Madison County
                 General Hospital)/(MBIA Insured)/(Original Issue Yield: 5.95%),

                 4/1/2000                                                                             AAA          261,370
         400,000 Jackson, TN, Water & Sewer Refunding Revenue Bonds, 5.125%
                 (AMBAC Insured)/(Original Issue Yield: 5.35%), 1/1/2010                              AAA          406,292
         440,000 Johnson City, TN Health & Education Facilities Board, Refunding
                 Revenue Bonds, 6.75% (Johnson City Medical Center Hospital)/

                 (MBIA Insured)/(Original Issue Yield: 6.912%), 7/1/2006                              AAA          484,396
         250,000 (a)Johnson City, TN Health & Education Facilities Board,
                 Revenue Bonds, 6.75% (MBIA Insured)/(United States Treasury
                 PRF)/(Original Issue Yield: 6.912%), 7/1/2006, prerefunded

                 7/1/2001 (@102)                                                                      AAA          277,760
         500,000 Knox County, TN Health Education & Housing Facilities Board,
                 Hospital Facilities Revenue Bonds (Series A), 4.90% (Fort Sanders
                 Alliance)/(MBIA Insured)/(Original Issue Yield: 5.099%),

                 1/1/2005                                                                             AAA          514,700

TENNESSEE TAX-FREE BOND FUND


    PRINCIPAL                                                                                      CREDIT
      AMOUNT                                                                                       RATING*      VALUE

 LONG-TERM MUNICIPAL NOTES--CONTINUED

                 TENNESSEE--CONTINUED

 $       500,000 (a)Knox County, TN Health Education & Housing Facilities Board,
                 Hospital Facilities Revenue Bonds (Series C), 7.00% (Fort Sanders
                 Alliance)/(MBIA Insured)/(United States Treasury PRF),

                 1/1/2008, prerefunded 1/1/2000 (@102)                                                AAA  $       542,870
       1,000,000 Knox County, TN, GO UT, 4.75%, 2/1/2006                                              AA         1,025,310
       1,030,000 Knoxville, TN Water System, Refunding Revenue Bonds

                 (Series M), 5.20% (Original Issue Yield: 5.45%), 3/1/2010                            AA         1,051,826
       1,000,000 Memphis-Shelby County, TN, Airport Refunding Revenue Bonds,
                 6.75% (Federal Express Corp.), 9/1/2012                                              BBB        1,097,840
       1,500,000 Metropolitan Government Nashville & Davidson County,
                 TN HEFA, Refunding Revenue Bonds, 5.20% (Vanderbilt

                 University), 7/1/2018                                                                AA         1,505,730
         750,000 Metropolitan Government Nashville & Davidson County, TN,
                 Revenue Bonds (Series A), 6.00% (Original Issue Yield: 6.282%),

                 5/15/2017                                                                            AA           791,775
         230,000 Metropolitan Government Nashville & Davidson County, TN,
                 Water & Sewer Refunding Revenue Bonds, 5.20%

                 (FGIC Insured)/(Original Issue Yield: 5.53%), 1/1/2013                               AAA          240,700
          75,000 (a)Metropolitan Government Nashville & Davidson County, TN,
                 Water & Sewer Refunding Revenue Bonds, 7.25% (United States

                 Treasury PRF), 1/1/2006                                                               A            75,956
         120,000 (a)Metropolitan Government Nashville & Davidson County, TN,
                 Water & Sewer Refunding Revenue Bonds, 7.30% (United States

                 Treasury PRF), 1/1/2008                                                               A           120,265
         170,000 Montgomery County, TN Public Building Authority, Pooled
                 Financing Government Obligation Revenue Bonds, 7.50%
                 (Tennessee County Loan Pool)/(Prudential Insurance Co. of

                 America), 12/15/2000                                                                 AA-          172,237
         800,000 Mount Juliet, TN Public Building Authority, Revenue Bonds
                 (Series O), 7.00% (MBIA Insured), 2/1/2006                                           AAA          886,320
       1,000,000 Putnam County, TN, GO UT Bonds, 5.125% (MBIA Insured)/
                 (Original Issue Yield: 5.35%), 4/1/2011                                              AAA        1,009,780

TENNESSEE TAX-FREE BOND FUND


    PRINCIPAL                                                                                      CREDIT
      AMOUNT                                                                                       RATING*      VALUE

 LONG-TERM MUNICIPAL NOTES--CONTINUED

                 TENNESSEE--CONTINUED

 $       750,000 Shelby County, TN Health Education & Housing Facilities Board,
                 Refunding Revenue Bonds (Series A), 7.40% (Methodist Health
                 System, Inc.)/(MBIA Insured)/(Original Issue Yield: 7.50%),

                 6/1/2003                                                                             AAA  $       785,783
       1,000,000 Shelby County, TN Health Education & Housing Facilities Board,
                 Revenue Bonds, 6.00% (St. Joseph Hospital East, Inc.)/(Original

                 Issue Yield: 6.37%), 3/1/2005                                                        AAA        1,067,430
         500,000 Shelby County, TN, GO UT Bonds (Series A), 5.10% (Original
                 Issue Yield: 5.25%), 3/1/2011                                                        AA+          506,565
         250,000 Shelby County, TN, GO UT Refunding Bonds (Series B), 5.875%
                 (Original Issue Yield: 5.95%), 3/1/2007                                              AA+          264,703
         400,000 Sullivan County, TN Health Educational & Housing Facilities
                 Board, Revenue Bonds, 5.75% (Holston Valley Health Board)/

                 (Original Issue Yield: 5.93%), 2/15/2013                                             AAA          417,364
       1,205,000 Tennessee Housing Development Agency, Refunding Revenue
                 Bonds (Series A), 5.70%, 7/1/2008                                                    A+         1,244,813
       1,000,000 Tennessee Housing Development Agency, Refunding Revenue
                 Bonds (Series A), 5.85%, 7/1/2013                                                    A+         1,025,840
         430,000 Tennessee Housing Development Agency, Revenue Bonds, 6.90%
                 (Homeownership Program)/( Issue U), 7/1/2005                                         A+           456,002
         500,000 Tennessee State Local Development Authority, Refunding
                 Revenue Bonds (Series A), 5.65%, 3/1/2007                                            AA-          530,640
         495,000 Tennessee State Local Development Authority, Revenue Bonds,
                 6.10% (Community Provider Pooled Loan Program)/(Tennessee

                 State GTD), 10/1/2007                                                                A-           540,169
         500,000 Tennessee State School Board Authority, Higher Education
                 Facilities Revenue Bonds (Series A), 6.25% (Original Issue Yield:

                 6.309%), 5/1/2017                                                                    AA           529,625

         195,000 Tennessee State School Board Authority, Refunding Revenue

                 Bonds (Series A), 5.75%, 5/1/2006                                                    AA           195,661
         700,000 Tennessee State, GO UT Bonds (Series A), 5.55%, 3/1/2010                             AA+          738,381

TENNESSEE TAX-FREE BOND FUND


    PRINCIPAL                                                                                      CREDIT
      AMOUNT                                                                                       RATING*      VALUE

 LONG-TERM MUNICIPAL NOTES--CONTINUED

                 TENNESSEE--CONTINUED

 $       450,000 (a)Tennessee State, GO UT Bonds (Series B), 6.60% (Original Issue
                 Yield: 6.60%), 6/1/2004, prerefunded 6/1/2001 (@101.5)                               AA+  $       495,194
       1,035,000 Williamson County, TN, GO UT Refunding Bonds, 6.00%
                 (Original Issue Yield: 6.217%), 3/1/2008                                             Aaa        1,161,756
                  TOTAL LONG-TERM MUNICIPAL NOTES (IDENTIFIED COST $24,152,990)
                  24,983,825
 MUTUAL FUND--1.9%

         485,482 Tennessee Municipal Cash Trust Fund (AT NET ASSET VALUE)                                          485,482
                  TOTAL INVESTMENTS (IDENTIFIED COST $24,638,472)(B)                                       $    25,469,307

(a) The issuer of this security has placed U.S. government securities in escrow with a trustee. The proceeds from the government securities will be used to pay principal and interest on the security.

(b) The cost of investments for federal tax purposes amounts to $24,638,472. The net unrealized appreciation of investments on a federal tax basis amounts to $830,835 which is comprised of $832,601 appreciation and $1,766 depreciation at July 31, 1997.

* Please refer to the Appendix of the Statement of Additional
Information for an explanation of the credit ratings. Current credit ratings are unaudited.

Note: The categories of investments are shown as a percentage of net assets ($25,849,250) at July 31, 1997.

The following acronyms are used throughout this portfolio:

AMBAC --American Municipal Bond Assurance Corporation FGIC --Financial Guaranty Insurance Company FSA --Financial Security Assurance GO
--General Obligation GTD --Guaranty HEFA --Health and Education
Facilities Authority MBIA --Municipal Bond Investors Assurance PRF --Prerefunded UT --Unlimited Tax

(See Notes which are an integral part of the Financial Statements)

TENNESSEE TAX-FREE BOND FUND
(A PORTFOLIO OF THE PLANTERS FUNDS)
STATEMENT OF ASSETS AND LIABILITIES

JULY 31, 1997

 ASSETS:
 Total investments in securities, at value (identified and tax cost $24,638,472)                $     25,469,307
 Cash                                                                                                     15,021
 Income receivable                                                                                       387,377
 Receivable for shares sold                                                                                5,400
 Deferred expenses                                                                                         7,073
    Total assets                                                                                      25,884,178
 LIABILITIES:

    Accrued expenses                                                                                      34,928
 NET ASSETS for 2,369,821 shares outstanding                                                    $     25,849,250
 NET ASSETS CONSIST OF:

 Paid in capital                                                                                $     25,080,622
 Net unrealized appreciation of investments                                                              830,835
 Accumulated net realized loss on investments                                                          (137,059)
 Undistributed net investment income                                                                      74,852
    Total Net Assets                                                                            $     25,849,250
 NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
 Net Asset Value Per Share ($25,849,250 / 2,369,821 shares outstanding)                                   $10.91
 Offering Price Per Share (100/98.00 of $10.91)*                                                          $11.13

* See "What Shares Cost" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)

TENNESSEE TAX-FREE BOND FUND
(A PORTFOLIO OF THE PLANTERS FUNDS)

STATEMENT OF OPERATIONS

YEAR ENDED JULY 31, 1997

 INVESTMENT INCOME:
 Interest                                                                               $    1,488,966
 EXPENSES:

 Investment advisory fee                                                  $     209,558
 Administrative personnel and services fee                                      120,000
 Custodian fees                                                                  26,689
 Transfer and dividend disbursing agent fees and expenses                        29,843
 Directors'/Trustees' fees                                                       10,080
 Auditing fees                                                                   20,583
 Legal fees                                                                       3,500
 Portfolio accounting fees                                                       49,665
 Share registration costs                                                        20,373
 Printing and postage                                                             9,914
 Insurance premiums                                                               2,773
 Miscellaneous                                                                   13,651
      Total expenses                                                            516,629
      Waiver of investment advisory fee                                       (209,558)

           Net expenses                                                                        307,071
                    Net investment income                                                    1,181,895

 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

 Net realized gain on investments                                                               67,723
 Net change in unrealized appreciation of investments                                          884,764

      Net realized and unrealized gain on investments                                          952,487
           Change in net assets resulting from operations                               $    2,134,382

(See Notes which are an integral part of the Financial Statements)

TENNESSEE TAX-FREE BOND FUND
(A PORTFOLIO OF THE PLANTERS FUNDS)
STATEMENT OF CHANGES IN NET ASSETS

YEAR ENDED JULY 31,


                                                                                         1997          1996
INCREASE (DECREASE) IN NET ASSETS:

 OPERATIONS--

 Net investment income                                                           $     1,181,895 $     1,443,710
 Net realized gain (loss) on investments ($67,723 net gain and
 $51,494 net loss, respectively, as computed for federal tax purposes)                    67,723          60,400
 Net change in unrealized appreciation                                                   884,764         284,790
   Change in net assets resulting from operations                                      2,134,382       1,788,900
 DISTRIBUTIONS TO SHAREHOLDERS--
 Distributions from net investment income                                            (1,214,918)     (1,444,519)
 SHARE TRANSACTIONS--

 Proceeds from sale of shares                                                          1,420,926       1,564,767
 Net asset value of shares issued to shareholders in payment of
 distributions declared                                                                  110,472         136,585
 Cost of shares redeemed                                                             (6,269,412)     (8,265,453)
   Change in net assets resulting from share transactions                            (4,738,014)     (6,564,101)
     Change in net assets                                                            (3,818,550)     (6,219,720)
 NET ASSETS:

 Beginning of period                                                                  29,667,800      35,887,520
 End of period (including undistributed net investment income
 of $74,852 and $107,875, respectively)                                          $    25,849,250 $    29,667,800

(See Notes which are an integral part of the Financial Statements)

TENNESSEE TAX-FREE BOND FUND
(A PORTFOLIO OF THE PLANTERS FUNDS)
NOTES TO FINANCIAL STATEMENTS

JULY 31, 1997

1. ORGANIZATION

The Planters Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The financial statements included herein are only those of Tennessee Tax-Free Bond Fund (the "Fund"), a non-diversified portfolio. At July 31, 1997, the Trust did not offer any other portfolios. The investment objective of the Fund is to provide current income exempt from federal income tax and personal income taxes imposed by the state of Tennessee and Tennessee municipalities.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS -- Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS -- Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

FEDERAL TAXES -- It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

At July 31, 1997, the Fund, for federal tax purposes, had a capital loss carryforward of $137,059 which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

EXPIRATION YEAR   EXPIRATION AMOUNT
2003                   $85,565
2004                   $51,494

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

DEFERRED EXPENSES -- The costs incurred by the Fund with respect to registration of its shares in its first fiscal year, excluding the initial expense of registering its shares, have been deferred and are being amortized over a period not to exceed five years from the Fund's commencement date.

USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER -- Investment transactions are accounted for on the trade date.

3. SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in shares were as follows:


                                                                                     YEAR ENDED

                                                                                      JULY 31,
                                                                               1997          1996

 Shares sold                                                                   132,996       148,617
 Shares issued to shareholders in payment of distributions declared             10,391        12,949
 Shares redeemed                                                             (587,888)     (777,662)
  Net change resulting from share transactions                               (444,501)     (616,096)

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE -- Union Planters National Bank, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

As of July 31, 1997, Union Planters National Bank was the owner of record of approximately 2,134,983 shares which is 90.1% of the Fund.

ADMINISTRATIVE FEE -- Federated Services Company ("FServ") provides the Fund with certain administrative personnel and services. The fee paid to FServ is based on the level of average aggregate net assets of the Fund for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $120,000 per portfolio and $25,000 per each additional class of shares.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES -- FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES -- FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES -- Organizational expenses of $35,622 were borne initially by FServ. The Fund has agreed to reimburse FServ for the organizational expenses during the five-year period following effective date. For the period ended July 31, 1997, the Fund paid $9,499 pursuant to this agreement.

GENERAL -- Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended July 31, 1997, were as follows:

PURCHASES         $3,092,190
SALES             $7,451,473

6. CONCENTRATION OF CREDIT RISK

Since the Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at July 31, 1997, 30.4% of the securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency did not exceed 22.9% of total investments.

INDEPENDENT ACCOUNTANTS' REPORT

To the Trustees and Shareholders of TENNESSEE TAX-FREE BOND FUND (a Portfolio of The Planters Funds):

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments (except for the Credit Ratings) (included on pages 16 through 20), and the related statements of operations and of changes in net assets (included on pages 21 through 22) and the financial highlights (included on page 2 of the prospectus) present fairly, in all material respects, the financial position of the Tennessee Tax-Free Bond Fund (the "Fund") at July 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereinafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits which included confirmation of securities at July 31, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Boston, Massachusetts

September 15, 1997

ADDRESSES

Tennesse Tax-Free Bond Fund
Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779

Distributor
Federated Securities Corp.
Federated Investors Tower

Pittsburgh, Pennsylvania 15222-3779

Investment Adviser
Union Planters National Bank

P.O. Box 387
Memphis, Tennessee 38147

Custodian

State Street Bank and Trust Company
P.O. Box 8600
Boston, Massachusetts 02266-8600

Transfer Agent, Dividend Disbursing Agent, and Portfolio Accounting Services
Federated Shareholder Services Company
Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779

Independent Accountants
Price Waterhouse LLP
160 Federal Street
Boston, Massachusetts 02110

TENNESSEE TAX-FREE BOND FUND

PROSPECTUS

A Non-Diversified Portfolio
of The Planters Funds

An Open-End, Management Investment Company

September 30, 1997

[Graphic]

Union Planters National Bank Investment Adviser
[Graphic]
Federated Investors
Federated Securities Corp., Distributor

Cusip 727426108
3072709A (9/97)

[Graphic]

Tennessee Tax-Free Bond Fund

             ANNUAL REPORT FOR FISCAL YEAR ENDED JULY 31, 1997

MANAGEMENT DISCUSSION AND ANALYSIS

The Tennessee Tax-Free Bond Fund is a municipal bond fund that invests in obligations issued by or on behalf of the State of Tennessee, its political subdivisions or agencies. The managers of the fund expect to continue investing exclusively in Tennessee-domiciled municipals. This investment strategy allows the fund to seek monthly dividends which are free from both federal and State of Tennessee personal income taxes.

At the close of the fiscal year ended July 31, 1997, investors had a total of $25.8 million in net assets under the fund's management. The fund invests in a wide variety of Tennessee municipal securities across sector types. In an attempt to mitigate credit risk, the fund's security selection process requires the use of issues rated investment grade or above by one or more of the national municipal bond rating services. As of July 31, 1997, there were 39 separate holdings within the portfolio.

The past twelve months have been a period of some volatility in interest rates in the municipal bond market. Rates for the 30-year Treasury at the beginning of the fiscal year were 6.95%. By January 1997 rates were down to 6.75%, but due to the Federal Reserve Board raising rates in March of 1997, prices of fixed income securities declined as bond yields increased. Fueled by falling wholesale prices and decelerating retail prices through the early part of the summer, bonds rallied from their low in March to highs in July with the 30-year Treasury at 6.375% on July 31, 1997.

The fund began the fiscal year with a net asset value of $10.54. The overall decline in rates during the fund's fiscal year raised the net asset value to $10.91* on July 31, 1997. The fund has increased credit quality and shortened average maturity slightly to become more defensive in anticipation of higher rates and lower prices.

During the twelve-month reporting period ended July 31, 1997, the fund had income distributions of $0.46 per share. Combining this income with the changes in share price and the effect of the 2.0% sales charge resulted in a total return of 5.91%* for the reporting period.

* Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Tennessee Tax-Free Bond Fund

         GROWTH OF $10,000 INVESTED IN TENNESSEE TAX-FREE BOND FUND

The graph below illustrates the hypothetical investment of $10,000 in the Tennessee Tax-Free Bond Fund (the "Fund") from August 30, 1993 (start of performance) to July 31, 1997, compared to the Lehman Brothers 10 Year Municipal Bond Index ("LB10YRMBI")+ and the Lipper Intermediate Municipal Bond Average ("LIMBA").++

[Graphic-see appendix]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR
INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.
MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY THE FUND'S PROSPECTUS DATED SEPTEMBER 30, 1997, AND TOGETHER WITH FINANCIAL STATEMENTS CONTAINED

THEREIN, CONSTITUTES THE FUND'S ANNUAL REPORT.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge on 8/30/93 of 4.00% ($10,000 investment minus $400 sales charge = $9,600). The Fund's maximum sales charge was reduced to 2.00% on 9/30/95. The Fund's performance assumes the reinvestment of all dividends and distributions. The LB10YRMBI and the LIMBA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

** Total return quoted reflects the current 2.00% sales charge.

+ The LB10YRMBI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the fund's performance. The index is unmanaged.

++ The LIMBA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories and is not adjusted to reflect any sales charges. However, this total return is reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

[Graphic]

Federated Investors

Federated Securities Corp., Distributor

Cusip 727426108
G00513-01 (9/97)

[Graphic]

                               APPENDIX

The graphic representation here displayed consists of a legend in the upper left quadrant indicating the components of the corresponding line graph. The solid black line represents the value of Tennessee Tax-Free Bond Fund (the "Fund"). The dotted black line represents the Lipper Intermediate Municipal Bond Average ("LIMBA"), and the broken black line represents the Lehman Brothers 10 Year Municipal Bond Index ("LB10YRMBI") The line graph illustrates the hypothetical investment of $10,000 in the Fund from August 30, 1993 to July y31, 1997 as compared to the LB10YRMBI and LIMBA. The "x" axis reflects annual computation periods from 8/30/93 to 7/31/97. The "y" axis reflects values in $700 increments ranging from $9,500 to $13,000. The right margin of the chart reflects the ending values of a hypothetical investments in the Fund, LB10YRMBI and LIMBA which were $11,931, $12,720, and $12,097, respectively.